Exhibit 10.34(d)

THIRD AMENDMENT TO THE SERIES 2005-4 SUPPLEMENT

This THIRD AMENDMENT (this “Amendment”), dated as of November 11, 2008, amends the Series 2005-4 Supplement (the “Series 2005-4 Supplement”), dated as of June 1, 2005, as amended by the First Amendment thereto, dated December 23, 2005 and the Second Amendment thereto, dated May 9, 2007, and is between AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2005-4 Noteholders and the Surety Provider (in such capacity, the “Series 2005-4 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2005-4 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2(i) of the Base Indenture, an amendment to any Supplement requires the consent of ABRCF, the Trustee, the applicable Enhancement Provider and each affected Noteholder of the applicable Series of Notes;

WHEREAS, pursuant to Section 6.11 of the Series 2005-4 Supplement, the Surety Provider is deemed to be the sole holder of the Series 2005-4 Notes for the purpose of giving all consents, waivers and approvals under the Series 2005-4 Supplement and the Base Indenture on behalf of the Series 2005-4 Notes;

WHEREAS, ABRCF has requested the Trustee, the Series 2005-4 Agent and the Surety Provider to, and, upon the effectiveness of (i) this Amendment and (ii) the letter (the “Consent Letter”), dated as of the date hereof, among ABRCF and the Surety Provider, ABRCF, the Trustee, the Series 2005-4 Agent and the Surety Provider have agreed to, amend certain provisions of the Series 2005-4 Supplement as set forth herein;

WHEREAS, the parties desire to amend the Series 2005-4 Supplement (1) to increase the Series 2005-4 Maximum Non-Program Vehicle Percentage and (2) increase the number of Kia, Suzuki and Hyundai Vehicles ABRCF can purchase for inclusion in the AESOP I Operating Lease Loan Agreement Borrowing Base; and

WHEREAS, ABRCF has requested the Trustee, the Series 2005-4 Agent and each Noteholder to, and, upon this Amendment becoming effective, ABRCF, the Trustee, the Series 2005-4 Agent and the Surety Provider, voting as the deemed sole Noteholder, have agreed to, amend certain provisions of the Series 2005-4 Supplement as set forth herein;

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NOW, THEREFORE, it is agreed:

12. Each of the following defined terms, as set forth in Article I(b) of the Series 2005-4 Supplement, is hereby amended and restated in its entirety as follows:

“Series 2005-4 Maximum Manufacturer Amount” means, as of any day, any of the Series 2005-4 Maximum Mitsubishi Amount, the Series 2005-4 Maximum Individual Isuzu/Subaru Amount, the Series 2005-4 Maximum Hyundai Amount, the Series 2005-4 Maximum Kia Amount, the Series 2005-4 Maximum Suzuki Amount or the Series 2005-4 Maximum Aggregate Hyundai/Kia Amount.

“Series 2005-4 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, 85%; provided that the Series 2005-4 Maximum Non-Program Vehicle Percentage as of any date of determination shall be increased by a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by each Bankrupt Manufacturer and each other Manufacturer with respect to which a Manufacturer Event of Default has occurred and leased as of such date under the AESOP I Operating Lease or the Finance Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.

“Series 2005-4 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Series 2005-4 Required Enhancement Percentage as of such date and the Series 2005-4 Invested Amount as of such date, (ii) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2005-4 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2005-4 Maximum Mitsubishi Amount as of such date, (iv) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu or Subaru, individually, and leased under the Leases as of such date over the Series 2005-4 Maximum Individual Isuzu/Subaru Amount as of such date, (v) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of such date over the Series 2005-4 Maximum Hyundai Amount as of such date, (vi) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the Leases as of such date over the Series 2005-4 Maximum Kia Amount as of such date, (vii) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of such date over the Series 2005-4 Maximum Suzuki Amount as of such date, (viii) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Kia, in the aggregate, and leased under the Leases as of such date over the Series 2005-4 Maximum Aggregate Hyundai/Kia Amount as of such date, (ix) the Series 2005-4 AESOP I Operating Lease Percentage as of the immediately

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preceding Business Day of the excess, if any, of the Specified States Amount as of such date over the Series 2005-4 Maximum Specified States Amount as of such date, (x) the Series 2005-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2005-4 Maximum Non-Eligible Manufacturer Amount as of such date and (xi) the Series 2005-4 Percentage of any Aggregate Adjustment Amount.

13. Each of the following defined terms are hereby added, in appropriate alphabetical order, to Article I(b) of the Series 2005-4 Supplement:

“Series 2005-4 Maximum Aggregate Hyundai/Kia Amount” means, as of any day, with respect to Hyundai or Kia, in the aggregate, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Hyundai Amount” means, as of any day, with respect to Hyundai, an amount equal to 15% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Individual Isuzu/Subaru Amount” means, as of any day, with respect to Isuzu or Subaru, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Kia Amount” means, as of any day, with respect to Kia, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2005-4 Maximum Suzuki Amount” means, as of any day, with respect to Suzuki, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

14. Each of the following defined terms, as set forth in Article I(b) of the Series 2005-4 Supplement, is hereby deleted in its entirety: “Series 2005-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount”, “Series 2005-4 Maximum Individual Hyundai/Suzuki Amount” and “Series 2005-4 Maximum Individual Kia/Isuzu/Subaru Amount.”

15. Article 6 of the Series 2005-4 Supplement is hereby amended by adding the following clause as Section 6.22:

“Section 6.22 Capitalized Cost Covenant. ABRCF hereby agrees that (i) it shall not permit the aggregate Capitalized Cost for all Vehicles purchased in any model year that are not subject to a Manufacturer Program to exceed 85% of the aggregate MSRP (Manufacturer Suggested Retail Price) of all such Vehicles and (ii) it shall not modify its buying patterns or purchasing criteria with respect to the Vehicles where the primary purpose of such modification is compliance with clause (i) of this covenant.”

16. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of rights under, or of any other provision of the Series 2005-4 Supplement.

17. This Amendment shall become effective as of the date (the “Amendment Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been

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satisfied with respect to each outstanding Series of Notes and each Enhancement Provider pursuant to the Base Indenture and related Supplements, (iii) all certificates and opinions of counsel required under the Base Indenture shall have been delivered to the Trustee and (as applicable) the Surety Provider, (iv) the Surety Provider, as the Requisite Noteholder and third-party beneficiary of this Amendment, shall have executed the Consent Letter consenting hereto and (v) a majority of the Managers of ABRCF has approved this Amendment.

18. From and after the Amendment Date, (i) all references to the Series 2005-4 Supplement shall be deemed to be references to the Series 2005-4 Supplement as amended hereby, (ii) the Series 2005-4 Supplement, as amended hereby, shall remain in full force and effect and (iii) this Amendment shall constitute a Transaction Document as defined in the Insurance Agreement.

19. ABRCF hereby reaffirms that each of the representations and warranties of ABRCF in the Transaction Documents dated other than the date hereof was true and correct in all material respects as of the date it was originally made (or as of such other date as specified therein) and each of the representations and warranties of the Issuer contained in the Transaction Documents dated as of the Amendment Date is true and correct in all material respects as of the Amendment Date.

20. ABRCF hereby confirms that it is incompliance in all material respects with its covenants in the Transaction Documents.

21. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

22. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and as Series 2005-4 Agent

By:	/s/ Sally R. Tokich
Name:	Sally R. Tokich
Title:	Assistant Vice President